UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2015

UNDER ARMOUR, INC.

Maryland	001-33202	52-1990078
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1020 Hull Street, Baltimore, Maryland		21230
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (410) 454-6428

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Under Armour, Inc. (the “Company”) announced on February 4, 2015, that the Company has entered into an Agreement and Plan of Merger, dated as of February 3, 2015 (the “Merger Agreement”), among the Company, Marathon Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company (“Merger Sub”), MyFitnessPal, Inc. (“MFP”), a Delaware corporation, and Fortis Advisors LLC, as agent for the stockholders and holders of securities convertible into MFP common stock (the “Sellers”). Subject to the terms and conditions of the Merger Agreement, Merger Sub will be merged with and into MFP, with MFP surviving as a wholly-owned subsidiary of the Company (the “Merger”).

The purchase price for the Merger will be $475 million in cash, which will be adjusted to reflect that the acquisition of MFP by the Company at the closing will be on a debt free basis with MFP’s transaction expenses borne by the Sellers. In addition, the aggregate purchase price payable at the closing is subject to an upward adjustment to reflect the amount of net cash held by MFP at closing. At the effective time of the Merger, each share of MFP common stock and security convertible into or exercisable for MFP common stock (including vested stock options) that is issued and outstanding immediately prior to the effective time will be converted into a right to receive cash consideration in accordance with the terms of the Merger Agreement. In the case of unvested stock options, vesting of one-half of those options will be accelerated (so that such options will be converted into the right to receive cash) and the remaining unvested stock options will be exchanged for options to purchase shares of the Company’s Class A common stock.

The Merger Agreement contains customary representations and warranties as well as covenants by each of the parties. Subject to certain limitations, the Company will be indemnified for damages resulting from breaches or inaccuracies of MFP’s representations, warranties and covenants in the Merger Agreement as well as certain other specified matters. The Merger Agreement further provides that an escrow fund will be established by the Sellers for the benefit of the Company in order to satisfy certain indemnification obligations that may arise during the first 18 months following the closing.

The Merger is currently expected to close during the first quarter of 2015, subject to the satisfaction of customary closing conditions, including among others, regulatory approvals, the continuing accuracy of representations and warranties and the execution of noncompetition agreements by certain key employee stockholders.

Michael Lee, MFP’s CEO and co-founder, has agreed to utilize $30.0 million of his proceeds received in the Merger to purchase shares of the Company’s Class A common stock in the open market following closing.

The Company also announced that in connection with the Merger, the Company is pursuing an amendment to increase the borrowings available under its existing $650.0 million Credit Agreement dated as of May 29, 2014, by and among the Company, as borrower, JPMorgan Chase Bank, N.A., as administrative agent, PNC Bank, National Association, as syndication agent, Bank of America, N.A., SunTrust Bank and Wells Fargo Bank, National Association as Co-Documentation Agents and the other lenders and arrangers party thereto (the “Credit Agreement”). The Company currently anticipates increasing both term loan borrowings and revolving credit facility commitments under the Credit Agreement. The Merger is expected to be funded through a combination of the increased term loan borrowings, a draw on the increased revolving credit facility and cash on hand. The closing of any amendment to the Credit Agreement will be contingent upon the closing of the Merger. The timing, size and terms of any amendment to the Credit Agreement are subject to market and other conditions.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated by reference herein.

The Merger Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the parties thereto. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of such agreement and as of specific dates, were made solely for the benefit of the parties to the Merger Agreement and may be intended not as statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate. In addition, the assertions embodied in those representations, warranties and covenants are qualified by information in confidential disclosure schedules that the parties have exchanged in connection with signing the Merger Agreement. The disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement. Accordingly, investors should not rely on the representations and warranties as characterizations of the actual state of facts at the time they were made or otherwise.

Item 7.01	Regulation FD Disclosure.

On February 4, 2015, the Company issued a press release to announce the signing of the Merger Agreement. The press release is attached as Exhibit 99.1 and is incorporated by reference herein.

Forward Looking Statements

Some of the statements contained or incorporated by reference herein regarding the proposed Merger, benefits and synergies of the Merger, future opportunities for the combined company and expected timing of the completion of the transaction and any other statements about future expectations constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. In many cases, you can identify forward-looking statements by terms such as “will,” “expect,” “believe,” “should” or the negative of these terms or other comparable terminology. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts and are subject to risks and uncertainties. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, the Company cannot guarantee future events, results, actions, levels of activity, performance or achievements. Readers are cautioned not to place undue reliance on these forward-looking statements. There are a number of risks and uncertainties that could cause actual events and results to differ materially from those indicated by the forward-looking statements. These risks and uncertainties include regulatory approval of the acquisition of MFP or that other conditions to the closing may not be satisfied, the Company’s ability to realize the synergies and benefits contemplated by the Merger, management’s ability to effectively integrate MFP’s business and employees with the Company, risks related to the competitive landscape for MFP’s business, litigation relating to or arising out of the Merger or MFP’s business and any changes in general economic and/or industry-specific conditions. In addition, the Company refers you to the risks and uncertainties discussed in the Company’s filings with the SEC, including its most recent annual report on Form 10-K and subsequent reports on Forms 10-Q and 8-K. The forward-looking statements contained or incorporated by reference herein reflect the Company’s views and assumptions only as of the date hereof. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit

2.1	Agreement and Plan of Merger, dated as of February 3, 2015, among Under Armour, Inc., Marathon Merger Sub, Inc., MyFitnessPal, Inc. and Fortis Advisors LLC.

99.1	Under Armour, Inc. press release announcing signing of Merger Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNDER ARMOUR, INC.

Date: February 4, 2015	By:	/s/ BRAD DICKERSON
BRAD DICKERSON
Chief Financial Officer